UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) September 19, 2023

(Date of earliest event reported) September 15, 2023

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	OGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

The disclosure regarding the Additional Forward Sale Agreement (as defined below) under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

As previously reported in a Current Report on Form 8-K filed on September 14, 2023 with the Securities and Exchange Commission (the “Prior Form 8-K”), on September 11, 2023, ONE Gas, Inc. (the “Company”) entered into (i) an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., as underwriter (the “Underwriter”), BofA Securities, Inc., acting in its capacity as forward seller (the “Forward Seller”), and Bank of America, N.A., acting in its capacity as the forward purchaser (the “Forward Purchaser”), relating to the registered public offering and sale by the Forward Seller of 1,200,000 shares of the Company’s common stock, par value $0.01 per share (the “common stock”), and (ii) a forward sale agreement (the “Forward Sale Agreement”) with the Forward Purchaser relating to 1,200,000 shares of common stock. Pursuant to the Underwriting Agreement, the Company also granted the Underwriter a 30-day option to purchase up to an additional 180,000 shares of common stock.

On September 15, 2023, the Underwriter exercised in full its option to purchase the additional 180,000 shares of common stock pursuant to the Underwriting Agreement and, in connection therewith, the Company entered into an additional forward sale agreement (the “Additional Forward Sale Agreement”) with the Forward Purchaser relating to 180,000 shares of common stock, on terms essentially similar to those contained in the Forward Sale Agreement.

The descriptions of the Underwriting Agreement, the Forward Sale Agreement and the Additional Forward Sale Agreement set forth above do not purport to be complete and are qualified in their respective entireties by reference to the terms and conditions of the Underwriting Agreement and the Forward Sale Agreement, which are filed as Exhibits 1.1 and 10.1, respectively, to the Prior Form 8-K, and the Additional Forward Sale Agreement, which is filed as Exhibit 10.1 hereto, and, in each case, incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Additional Forward Sale Agreement, dated September 15, 2023, between ONE Gas, Inc. and Bank of America, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 19, 2023

ONE Gas, Inc.

By:	/s/ Caron A. Lawhorn
Name:	Caron A. Lawhorn
Title:	Senior Vice President and Chief Financial Officer

3